Statements of Net Assets Available for Benefits - EBP 019 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Total investments at fair value	$ 299,697,517	$ 281,973,601
Receivables:
Employer contributions	1,362,798	7,046,947
Notes receivable from participants	8,014,129	7,957,692
Other receivables	56,521	0
Total receivables	9,433,448	15,004,639
Net assets available for benefits	$ 309,130,965	$ 296,978,240